UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 11, 2011

(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code n (630) 218-8000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Inland Western Retail Real Estate Trust, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with ASC 205-20, “Presentation of Financial Statements – Discontinued Operations.”  During the three months ended March 31, 2011, the Company sold certain properties, each of which qualifies as discontinued operations, and in compliance with ASC 205-20 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented.  Under SEC requirements, the same reclassification as discontinued operations required by ASC 205-20 following the sale of a property is required for previously issued annual financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale.  This reclassification has no effect on the Company’s previously reported net income attributable to Company shareholders or funds from operations.

This report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, to reflect the properties sold during the three months ended March 31, 2011, that were not held for sale as of December 31, 2010, as discontinued operations for all the years presented. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
The exhibits required by this item are set forth on the Exhibit Index attached hereto

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “goals,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “initiative,” “likely,” “anticipate,” “position,” “focus,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933. as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors, including those detailed in the sections of the Company’s most recent Form 10-K and Form 10-Qs filed with the SEC titled “Risk Factors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Steven P. Grimes

Steven P. Grimes
Chief Executive Officer, President, Chief Financial Officer and Treasurer

Date:	May 11, 2011

By:	/s/ James W. Kleifges

James W. Kleifges
Chief Accounting Officer

Date:	May 11, 2011

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of KPMG LLP
99.1

Form 10-K, Item 6.  Selected Financial Data

Form 10-K, Item 7.  Management’s Discussion and Analysis of Financial Condition and

Results of Operations

Form 10-K, Item 8.  Consolidated Financial Statements and Supplementary Data